Exhibit 10.32
AMENDMENT NO. 2 AND WAIVER
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 2 AND WAIVER dated as of August 7, 2013 (this "Amendment") is made by and among SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), each Borrower listed on the signature pages below (together with SYX, each a "Borrower" and jointly and severally the "Borrowers"), each Loan Guarantor listed on the signature pages hereto, (each a "Loan Guarantor" and, jointly and severally as the context may require, the "Loan Guarantors"), the lenders from time to time party hereto, and JPMORGAN CHASE BANK, N.A., as US Administrative Agent ("Administrative Agent").
WITNESSETH:
WHEREAS, Borrowers, Lenders, Loan Guarantors and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 27, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement;
WHEREAS, Borrowers have requested that Administrative Agent and Lenders waive an Event of Default and make certain amendments to the Credit Agreement;
NOW, THEREFORE, in consideration of the promises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and do hereby further agree as follows:
AGREEMENT
1.Amendment to Credit Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
(a)            The definition of Eligible Domestic Accounts is hereby amended by adding a new clause (aa) immediately after clause (z) as follows:
"(aa)            which arises from the sale of MS Inventory."
(b)            The definition of Eligible Inventory is hereby amended by adding a new clause (p) as follows:
"(p)            consisting of MS Inventory."
(c)            The definition of "Permitted Encumbrances" is hereby amended by adding a new clause (i) as follows:
"(i)            Liens granted by Tiger to Microsoft Corporation under that certain Direct Retail Agreement dated as of July 1, 2009 between Tiger and Microsoft Corporation (the "Existing DRA Agreement") or any successor or replacement agreement (collectively, the "DRA Agreement") provided that such Lien is limited solely to Inventory sold by Microsoft Corporation to Tiger under the DRA Agreement ("MS Inventory") and the proceeds thereof, and does not apply to any other property or asset of Tiger, including Accounts of Tiger arising from the sale of MS Inventory."
(d)            Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms to such section in their proper alphabetical order:
"Amendment No. 2" shall mean Amendment No. 2 and Waiver to this Agreement, dated as of August 7, 2013.
"Amendment No. 2 Effective Date" shall have the meaning set forth in Amendment No. 2.
"MS Inventory" shall have the meaning set forth in clause (i) of the definition of "Permitted Encumbrances."
2.            Waiver.  An Event of Default has occurred under Article VII (e) of the Credit Agreement as a result of the grant by Tiger of a Lien to Microsoft Corporation in inventory purchased by Tiger from Microsoft pursuant to that certain Direct Retail Agreement dated as of July 1, 2009 between Tiger and Microsoft Corporation (the "Lien Default").  Agent and Lenders hereby, waive the Lien Default.  Notwithstanding the foregoing, the waiver of the Lien Default set forth above does not establish a course of conduct between Borrower and Agent and Lenders and Borrower hereby agrees that the Agent and Lenders are not obligated to waive any future Events of Default under the Loan Agreement.
3.            Representations and Warranties.  To induce Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereto hereby warrants, represents and covenants to Administrative Agent and Lenders that: (a) each representation and warranty of the Loan Parties set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving effect to this Amendment except for those representations and warranties which relate to a specific date, which are true and correct as of such date, and no Default or Event of Default has occurred and is continuing under the Credit Agreement after giving effect to this Amendment and (b) each Loan Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms.
4.            Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective on the date (the "Amendment No. 2 Effective Date") upon which Administrative Agent has received the following in form and substance satisfactory to the Administrative Agent and its counsel:
(a)            eight (8) counterparts of this Amendment duly executed and delivered by each Loan Party, Administrative Agent and Required Lenders.
5.            Continuing Effect of Credit Agreement.  Except as provided in Section 2 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent and Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.  Except as expressly amended and modified hereby, the provisions of the Credit Agreement and the Liens granted thereunder, are and shall remain in full force and effect.
6.            Counterparts; Telecopied Signatures.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party to this Amendment by facsimile or pdf transmission shall be deemed to be an original signature hereto.
7.            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.
Borrowers

SYSTEMAX INC.

By:___/s/ Thomas Axmacher
Name:            Thomas Axmacher
Title:            Vice President

SYSTEMAX MANUFACTURING INC.
GLOBAL COMPUTER SUPPLIES INC.
GLOBAL EQUIPMENT COMPANY INC.
TIGERDIRECT, INC.
NEXEL INDUSTRIES, INC.
ONREBATE.COM INC.
PAPIER CATALOGUES, INC.
TEK SERV INC.
PROFIT CENTER SOFTWARE INC.
GLOBAL GOV/ED SOLUTIONS INC.
GLOBAL GOVERNMENT & EDUCATION INC.
SYX DISTRIBUTION INC.
SYX SERVICES INC.
STREAK PRODUCTS INC.
NEW COMPUSA CORP.
COMPUSA.COM INC.
COMPUSA RETAIL, INC.
CIRCUITCITY.COM INC.
 WORLDWISE REBATES, INC.
SOFTWARE LICENSING CENTER INC.
TARGET ADVERTISING INC.

By:___/s/ Thomas Axmacher
Name:            Thomas Axmacher
Title:            Vice President

Loan Guarantors

GLOBAL INDUSTRIAL HOLDINGS LLC
SYX NORTH AMERICAN TECH HOLDINGS LLC
 REBATE HOLDINGS LLC
SYX S.A. HOLDINGS INC.
 SYX S.A. HOLDINGS II INC.
GLOBAL INDUSTRIAL MARKETPLACE INC.

By:____/s/ Curt Rush
Name:            Curt Rush
Title:            Secretary

JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender

By:___/s/ Donna M. DiForio
Name:            Donna M. DiForio
Title:            Authorized Officer

HSBC BANK USA, N.A., as a Lender

By:__/s/ William Conlan
Name:            William Conlan
Title:            Senior Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:__/s/ Reza Sabahi
Name:            Reza Sabahi
Title:            Duly Authorized Signer